Dreyfus
New York Tax Exempt
Intermediate
Bond Fund


SEMIANNUAL REPORT
November 30, 1999




(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                               Dreyfus New York
                                                        Tax Exempt Intermediate
                                                                Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New York Tax Exempt Intermediate Bond Fund, covering the six-month period from June 1, 1999 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's
portfolio    manager,    Monica    Wieboldt.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates three times during the summer and fall of 1999. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

Municipal bonds were also adversely affected by supply-and-demand considerations. Recently, however, these technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus New York Tax Exempt Intermediate Bond Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Tax Exempt  Intermediate Bond Fund perform?

The fund achieved a -1.34% total return over the six-month reporting period.(1) In comparison, the Lipper New York Intermediate Municipal Debt Funds Category Average, the Lipper category in which the fund is reported, achieved a -1.24% total return for the same period.(2)

We attribute the fund's negative return over the past six months to a declining municipal bond market and a rising interest-rate environment. The fund's modest relative underperformance of the Lipper average can be attributed, in part, to some of the corporate-related issues, such as waste recovery facilities which have experienced heightened volatility amid industry-specific turmoil. We have carefully re-evaluated the credit quality of these issuers, and we believe that it remains sound.

What is the fund's investment approach?

The fund's primary objective is to seek as high a level of federal and New York state tax-exempt income as is practical from a diversified portfolio of municipal bonds, keeping an average maturity of 3-10 years. In addition, we seek to maximize total return.

To achieve these objectives, we attempt to add value by selecting investment-grade tax-exempt bonds in the maturity ranges that we believe are most likely to provide the highest yields. These bonds comprise the portfolio's long-term core position. We augment the core position with bonds that we believe have the potential to provide both current income and the potential for capital appreciation.

What other factors influenced the portfolio's performance?

The  portfolio was adversely affected by rising interest rates over the past six
months.   When   the   reporting  period  began  on  June  1,  1999,   The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

investors had become concerned that stronger than expected economic growth, low unemployment and rising commodities prices might rekindle long-dormant inflation pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the summer and fall of 1999, causing most bond prices to fall

New York' s economy has also remained strong, reducing some issuers' need to borrow in the municipal bond marketplace. Demand for New York municipal bonds has remained strong from individuals seeking to manage their income tax liabilities, while participation from institutional investors such as insurance companies has slowed. As a result, prices of New York municipal bonds are trading at national levels and currently offer attractive relative values
compared    to    historical    norms.

Municipal bond prices fell faster for this reason and because of differing supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and hedge funds participated less in the tax-exempt market over the past year, which reduced overall demand and drove municipal bond prices down significantly. One result has been municipal bonds -- including those from New York issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes. Of course, this yield increase comes at the cost of having achieved a negative total return.

What is the portfolio's current strategy?

During this time period yields have continued to rise across all fixed-income markets. The effects of the Federal Reserve rate hikes will take time to work through the economy and cause the desired slowdown. Since the interest-rate environment remains uncertain, we opted to focus a greater part of recent investments on current coupon paper within the 10 year-sector. The need for market liquidity remains important and insured paper continues to be a large part of any new issuance.


In addition, we took advantage of opportunities to include a limited position in bonds that, in our opinion, were punished more severely than circumstances warranted during the reporting period. Some bonds selling at a discount to their face values were attractively priced, providing the potential to produce capital appreciation and maintain the fund's income stream when interest rates decline from prevailing levels. Of course, there can be no guarantee when the municipal market might recover, or how the fund might perform in the future. We have also maintained a cash reserve to take advantage of new opportunities if, as we expect, year-end and Y2K-related concerns temporarily produce attractive values in the municipal bond market.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 1999 (Unaudited)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.9%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--94.3%

Albany Parking Authority, Parking Revenue

   6.50%, 11/1/2004                                                                           1,000,000                1,050,960

Battery Park City Authority, Revenue

   5.125%, 11/1/2005                                                                          3,830,000                3,896,297

Buffalo Municipal Water Finance Authority,

  Water System Revenue

   5.50%, 7/1/2005 (Insured; FSA)                                                             1,200,000                1,243,356

Cattaraugus County Industrial Development Agency,

  Civic Facility Revenue (St. Bonaventure University Project):

      5%, Series A, 9/15/2009                                                                   745,000                  708,093

      5%, Series B, 9/15/2009                                                                 1,055,000                1,002,735

      5%, Series A, 9/15/2010                                                                   740,000                  696,621

      5%, Series B, 9/15/2010                                                                 1,110,000                1,044,932

      5%, Series A, 9/15/2011                                                                   825,000                  767,456

      5%, Series B, 9/15/2011                                                                 1,160,000                1,079,090

      5%, 9/15/2012                                                                           1,225,000                1,124,268

City University of New York, COP (John Jay College)

   5.75%, 8/15/2004                                                                           5,000,000                5,160,450

Franklin Solid Waste Management Authority,

  Solid Waste System Revenue

   6%, 6/1/2005 (Prerefunded 6/1/2003)                                                        1,515,000  (a)           1,608,991

Huntington Housing Authority, Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences) 5.50%, 5/1/2009                                          2,660,000                2,521,228

Long Island Power Authority, Electric System General Revenue:

   5.25%, 12/1/2002                                                                           3,100,000                3,151,119

   5%, 4/1/2008 (Insured; MBIA)                                                               3,000,000                2,988,690

Metropolitan Transportation Authority

  Transit Facilities Revenue:

      5.50%, 7/1/2008 (Insured; MBIA)                                                         4,380,000                4,458,665

      5.625%, 7/1/2010 (Insured; MBIA)                                                        4,895,000                5,004,697

      5.125%, 7/1/2014 (Insured; FSA)                                                         5,650,000                5,376,483

Nassau County, General Improvement

   5.10%, 11/1/2011 (Insured; AMBAC)                                                          3,725,000                3,657,354

Nassau County Health Care Corp.,

   Health System Revenue 6%, 8/1/2012 (Insured; FSA)                                          4,000,000                4,179,000

New York City:

   5.75%, 8/1/2002 (Insured; MBIA)                                                            3,630,000                3,750,334

   6.25%, 8/1/2009                                                                            3,070,000                3,269,642

   6.25%, 8/1/2009                                                                            4,790,000                5,094,500

   5.90%, 8/1/2010                                                                            5,000,000                5,196,450

   5.125%, 8/1/2012 (Insured; FGIC)                                                           4,250,000                4,145,323

   4.875%, 8/1/2014 (Insured; FGIC)                                                           3,345,000                3,061,980


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Housing Authority, Multi-Family Revenue

   5.20%, 7/1/2004 (Insured; AMBAC)                                                           2,275,000                2,272,224

New York City Industrial Development Agency,

  Industrial Development Revenue

  (Field Hotel Associates L.P. JFK Project)

   5.80%, 11/1/2013                                                                           6,000,000                5,671,200

New York City Transitional Finance Authority,

  Revenue (Future Tax Secured):

      5.25%, 11/15/2013                                                                       3,000,000                2,931,780

      5%, 11/1/2015 (Insured; FGIC)                                                           4,000,000                3,697,160

New York City Industrial Development Agency,

  Civic Facility Revenue (College of Aeronautics Project):

      5.10%, 5/1/2008                                                                           500,000                  482,110

      5.25%, 5/1/2010                                                                           555,000                  532,606

      5.30%, 5/1/2011                                                                           585,000                  558,769

New York State:

   COP 5%, 3/1/2003                                                                           2,870,000                2,889,631

   COP 4.40%, 8/1/2003                                                                        2,355,000                2,321,323

   5.50%, 8/15/2006                                                                           4,300,000                4,451,876

   5.40%, 10/1/2008                                                                           1,430,000                1,461,489

New York State Dormitory Authority, Revenue:

  (Carmel Richmond Nursing Home)

      5%, 7/1/2015 (LOC: Allied Irish Bank PLC)                                               2,000,000                1,777,840

   (City University):

      5.70%, 7/1/2005                                                                         3,500,000                3,603,355

      5.25%, 7/1/2006 (Insured; FGIC)                                                         3,000,000                3,071,070

      5.75%, 7/1/2009                                                                         8,085,000                8,272,895

   (Cornell University) 5.40%, 7/1/2009                                                       4,000,000                4,089,400

   (Department of Health):

      5.50%, 7/1/2005                                                                         1,000,000                1,021,370

      6%, 7/1/2005                                                                            2,500,000                2,613,600

      6%, 7/1/2006                                                                            2,350,000                2,458,241

   (Highland Community Development Corp.)

      5.50%, 7/1/2001 (LOC; Marine Midland Bank)                                              4,660,000                4,702,639

   Lease (Court Facilities--Westchester County) 5%, 8/1/2010                                  6,320,000                6,219,575

   (Mental Health Services Facilities):

      6%, 8/15/2006                                                                           3,320,000                3,482,846

      6%, 2/15/2007                                                                           5,640,000                5,899,214

   (Schools Program):

      5.25%, 7/1/2009                                                                         2,475,000                2,446,463

      5.25%, 7/1/2010                                                                         2,720,000                2,675,474

      5.25%, 7/1/2011                                                                         1,435,000                1,397,891

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenue (continued):

  Secured Hospital:

    (Bronx-Lebanon Hospital Center)

         5.10%, 2/15/2012                                                                     2,475,000                2,394,662

   (Interfaith Medical Center)

      5.375%, 2/15/2012                                                                       3,340,000                3,243,708

   (State Service Contract--Albany County):

      5.10%, 4/1/2010                                                                         2,310,000                2,241,416

      5.25%, 4/1/2011                                                                         1,210,000                1,179,169

   (State University Educational Facilities):

      6.10%, 5/15/2005 (Prerefunded 5/15/2003)                                                2,630,000  (a)           2,809,734

      6.10%, 5/15/2008 (Prerefunded 5/15/2004)                                                2,000,000  (a)           2,153,560

   (Terence Cardinal Cooke Health) 4.50%, 7/1/2010                                            3,500,000                3,302,880

New York State Energy Research and Development Authority,

  State Service Contract Revenue

  (Western New York Nuclear Service Center Project):

      5.25%, 4/1/2003 (Insured; CMAC)                                                         5,345,000                5,450,136

      5.40%, 4/1/2005 (Insured; CMAC)                                                         2,000,000                2,054,340

New York State Environmental Facilities Corp., PCR:

  Special Obligation:

      (Riverbank State Park) 7.10%, 4/1/2002                                                  1,130,000                1,197,325

      (State Park Infrastructure) 5.75%, 3/15/2008                                            2,475,000                2,511,828

      (State Water Revolving Fund):

         6.20%, 3/15/2004                                                                     1,700,000                1,790,508

         6.35%, 6/15/2006 (Prerefunded 6/15/2004)                                             1,195,000  (a)           1,293,110

New York State Housing Finance Agency, Revenue:

  (Housing Mortgage Project)

      5.875%, 11/1/2010 (Insured; FSA)                                                        3,930,000                4,044,049

   (Service Contract Obligation):

      5.25%, 3/15/2011                                                                        3,465,000                3,362,783

      5.25%, 9/15/2011                                                                        3,610,000                3,500,184

New York State Local Government Assistance Corp.:

   5.125%, 4/1/2013 (Insured; MBIA)                                                           4,000,000                3,875,760

   5.375%, 4/1/2014                                                                           3,000,000                2,926,620

New York State Medical Care Facilities Finance Agency, Revenue

  (Hospital and Nursing Home)

   5.875%, 2/15/2008 (Insured; FHA)                                                           2,000,000                2,074,560

New York State Mortgage Agency,

  Revenue (Homeowner Mortgage):

      6.15%, 10/1/2001                                                                        1,225,000                1,247,026

      5.20%, 10/1/2008                                                                        1,320,000                1,317,492

      5.30%, 10/1/2009                                                                        2,645,000                2,622,835


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Thruway Authority:

  (Emergency Highway Reconditioning and Preservation)

      6%, 1/1/2002 (Insured; FSA)                                                             2,000,000                2,062,420

   General Revenue:

      5.70%, 1/1/2008 (Insured; FGIC)(Prerefunded 1/1/2005)                                   3,000,000  (a)           3,182,250

   (Highway and Bridge Trust Fund):

      5.25%, 4/1/2009 (Insured; FGIC)                                                         4,500,000                4,557,645

      5.30%, 4/1/2010 (Insured; AMBAC)                                                        1,680,000                1,696,666

      5.25%, 4/1/2014 (Insured; FGIC)                                                         4,425,000                4,296,719

   Service Contract Revenue (Local Highway and Bridge):

      5.625%, 4/1/2007                                                                        3,315,000                3,394,693

      5.90%, 4/1/2007                                                                         7,000,000                7,284,270

New York State Urban Development Corp.

  Project (Onondaga County Convention):

      6.25%, 1/1/2007                                                                         1,725,000                1,830,587

      6.25%, 1/1/2008                                                                         1,830,000                1,942,417

      6.25%, 1/1/2009                                                                         1,950,000                2,064,524

      6.25%, 1/1/2010                                                                         2,065,000                2,171,761

Niagara Falls, City School District COP

  High School Facility:

      5.625%, 6/15/2010                                                                       1,735,000                1,720,686

      5.625%, 6/15/2013                                                                       2,045,000                2,005,123

Oneida County Public Improvement

   Zero Coupon, 4/15/2014 (Insured; AMBAC)                                                    1,000,000                  442,060

Onondaga County Industrial Development Agency, PCR

   (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006                                         4,000,000                4,301,120

Orange County Industrial Development Agency,

  Life Care Community Revenue (The Glen Arden Inc. Project):

      4.90%, 1/1/2002                                                                           285,000                  282,697

      5%, 1/1/2003                                                                              220,000                  217,378

      5.10%, 1/1/2004                                                                           425,000                  417,873

      5.20%, 1/1/2005                                                                           225,000                  219,964

      5.30%, 1/1/2006                                                                           250,000                  243,503

      5.35%, 1/1/2007                                                                           225,000                  217,753

Port Authority of New York and New Jersey:

  (Construction-119th Series)

      5.75%, 9/15/2011 (Insured; FGIC)                                                        3,500,000                3,617,915

   Special Project Bonds

      (JFK International Air Terminal LLC Project)

      6.25%, 12/1/2011 (Insured; MBIA)                                                        5,500,000                5,952,045

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Rensselaer Industrial Development Agency,

  IDR (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Fleet Trust Co.)                                                     2,000,000                 2,260,300

Scotia Housing Authority, Revenue

  (Coburg Village, Inc. Project):

      5%, 1/1/2001                                                                              130,000                   129,900

      5.10%, 7/1/2001                                                                           135,000                   134,653

      5.10%, 1/1/2002                                                                           135,000                   134,305

      5.20%, 7/1/2002                                                                           145,000                   144,243

      5.20%, 1/1/2003                                                                           145,000                   143,882

      5.30%, 7/1/2003                                                                           150,000                   148,821

      5.30%, 1/1/2004                                                                           155,000                   153,242

      5.35%, 7/1/2004                                                                           155,000                   152,903

      5.35%, 1/1/2005                                                                           160,000                   157,120

      5.40%, 7/1/2005                                                                           165,000                   161,787

      5.40%, 1/1/2006                                                                           170,000                   166,019

      5.45%, 7/1/2006                                                                           175,000                   170,632

      5.45%, 1/1/2007                                                                           180,000                   174,726

      5.50%, 7/1/2007                                                                           185,000                   179,287

      5.50%, 1/1/2008                                                                           190,000                   183,008

      5.55%, 7/1/2008                                                                           195,000                   187,498

Suffolk County Industrial Development Agency:

   IDR (Nissequoque Cogen Partners Facility) 4.875%, 1/1/2008                                 2,250,000                 2,126,070

   Solid Waste Disposal Facility Revenue 7.04%, 10/1/2005                                     4,590,000  (b)            4,899,825

Suffolk County Judicial Facilities Agency,

  Service Agreement Revenue

   (John P Cohalan Complex) 5%, 4/15/2016 (Insured; AMBAC)                                    2,720,000                 2,501,203

Suffolk County Water Authority, Waterworks Revenue

   5.10%, 6/1/2003 (Insured; MBIA)                                                            3,545,000                 3,611,504

Syracuse:

  COP (Syracuse Hancock International Airport)

      6.50%, 1/1/2004                                                                         1,045,000                1,093,101

   Public Improvement:

      5.70%, 6/15/2004 (Prerefunded 6/15/2002)                                                1,850,000  (a)           1,936,894

      5.70%, 6/15/2005 (Prerefunded 6/15/2002)                                                1,830,000  (a)           1,915,955

Syracuse Industrial Development Agency, Pilot Revenue

   5.125%, 10/15/2002 (LOC; ABN AMRO Bank)                                                    2,405,000                2,421,715

Triborough Bridge & Tunnel Authority,

   Special Obligation 5.125%, 1/1/2015 (Insured; MBIA)                                        3,000,000                2,837,010

TSASC Inc.,Tabacco Flexible Amortization Bonds:

   5.25%, 7/15/2011                                                                           2,675,000                2,639,369

   5.375%, 7/15/2012                                                                          2,440,000                2,406,889


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

United Nations Development Corp. (Senior Lien):

   5.30%, 7/1/2010                                                                            1,175,000                1,158,949

   5.30%, 7/1/2011                                                                              910,000                  889,407

Westchester County Industrial Development Agency, RRR:

   Equity (Westchester Resco Co. Project) 5.50%, 7/1/2009                                     2,650,000                2,411,818

   (Resco Co. Project) 5.50%, 7/1/2006                                                        2,850,000                2,945,133

   (Westchester Resco Co. Project) 5.125%, 7/1/2006                                           1,000,000                1,008,290

Yonkers

  GO:

      5%, 9/1/2009 (Insured; FGIC)                                                            1,040,000                1,025,336

      5%, 9/1/2010 (Insured; FGIC)                                                            1,165,000                1,138,869

      5%, 9/1/2011 (Insured; FGIC)                                                            1,000,000                  968,400

      5.25%, 12/1/2015 (Insured; AMBAC)                                                       2,110,000                1,999,520

U.S. RELATED--4.6%

Commonwealth of Puerto Rico

   Improvement 5.375%, 7/1/2005                                                               2,250,000                2,314,305

Puerto Rico Telephone Authority, Revenue

   6.363%, 1/25/2007 (Insured; MBIA) (Prerefunded 1/1/2003)                                   3,925,000  (a,b)         4,180,125

Virgin Islands Public Finance Authority, Revenue

   Fund Loan Notes, Senior Lien 5.50%, 10/1/2004                                              3,000,000                3,058,350

Virgin Islands Water and Power Authority, Electric System:

   5.125%, 7/1/2004                                                                           1,455,000                1,465,272

   5.125%, 7/1/2011                                                                           4,230,000                4,132,329
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $327,521,469)                                                             98.9%              328,824,473

CASH AND RECEIVABLES (NET)                                                                         1.1%                3,763,932

NET ASSETS                                                                                       100.0%              332,588,405

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond                             GO                   General Obligation
                        Assurance Corporation                           IDR                  Industrial Development
CMAC                Capital Market                                                               Revenue
                        Assurance Corporation                           LOC                  Letter of Credit
COP                 Certificate of Participation                        MBIA                 Municipal Bond Investors
FGIC                Financial Guaranty                                                           Assurance Insurance
                        Insurance Company                                                        Corporation
FHA                 Federal Housing Administration                      PCR                  Pollution Control Revenue
FSA                 Financial Security Assurance                        RRR                  Resources Recovery Revenue

Summary of Combined Ratings

Fitch                or          Moody's               or              Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                                   AAA                                        39.2
AA                               Aa                                    AA                                         12.8
A                                A                                     A                                          35.6
BBB                              Baa                                   BBB                                         7.5
Not Rated (c)                    Not Rated (c)                         Not Rated (c)                               4.9

                                                                                                                 100.0

A    BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

B    INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY

C    SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           327,521,469   328,824,473

Interest receivable                                                   5,262,513

Prepaid expenses                                                          5,750

                                                                    334,092,736
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           196,472

Due to Distributor                                                       18,044

Cash overdraft due to Custodian                                       1,226,314

Payable for shares of Beneficial Interest redeemed                        2,197

Accrued expenses                                                         61,304

                                                                      1,504,331
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      332,588,405
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     330,212,916

Accumulated undistributed investment income--net

Accumulated net realized gain (loss) on investments                   1,072,485

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             1,303,004
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      332,588,405
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     18,828,996

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          17.66

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended November 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,143,394

EXPENSES:

Management fee--Note 3(a)                                            1,044,342

Shareholder servicing costs--Note 3(b)                                 530,977

Trustees' fees and expenses--Note 3(c)                                  18,164

Custodian fees                                                          17,716

Professional fees                                                       13,394

Prospectus and shareholders' reports--3(b)                               8,102

Registration fees                                                        3,758

Loan commitment fees--Note 2                                             2,221

Miscellaneous                                                           17,061

TOTAL EXPENSES                                                       1,655,735

Less--reduction in management fee due to

   undertaking--Note 3(a)                                             (261,057)

NET EXPENSES                                                          1,394,678

INVESTMENT INCOME--NET                                                7,748,716
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,097,560)

Net unrealized appreciation (depreciation) on investments          (11,598,991)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (12,696,551)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (4,947,835)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 1999           Year Ended
                                              (Unaudited)         May 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,748,716           15,924,901

Net realized gain (loss) on investments       (1,097,560)            4,083,315

Net unrealized appreciation (depreciation)

   on investments                            (11,598,991)           (6,345,358)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  (4,947,835)           13,662,858
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (7,878,461)         (15,879,865)

Net realized gain on investments                     --            (4,150,285)

TOTAL DIVIDENDS                               (7,878,461)         (20,030,150)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  19,045,478          68,623,498

Dividends reinvested                            6,403,546          16,485,740

Cost of shares redeemed                      (46,560,819)         (77,696,631)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS          (21,111,795)           7,412,607

TOTAL INCREASE (DECREASE) IN NET ASSETS      (33,938,091)           1,045,315
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           366,526,496          365,481,181

END OF PERIOD                                 332,588,405          366,526,496

Undistributed investment income--net                 --                129,745
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,064,209            3,675,854

Shares issued for dividends reinvested            359,800              882,130

Shares redeemed                               (2,608,620)          (4,167,561)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (1,184,611)             390,423

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                           Six Months Ended
                                          November 30, 1999                                 Year Ended May 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)          1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                               18.31          18.62        18.06         17.83          18.05         17.71

Investment Operations:

Investment income--net                                 .41            .80          .82           .83            .85           .86

Net realized and unrealized

   gain (loss) on investments                        (.64)           (.10)         .65           .41           (.22)          .34

Total from Investment Operations                     (.23)            .70         1.47          1.24            .63          1.20

Distributions:

Dividends from investment

   income--net                                       (.42)           (.80)        (.82)         (.83)          (.85)         (.86)

Dividends from net realized

   gain on investments                                  --           (.21)        (.09)         (.18)            --           --

Total Distributions                                  (.42)          (1.01)        (.91)        (1.01)          (.85)         (.86)

Net asset value, end of period                      17.66           18.31        18.62         18.06          17.83         18.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (2.67)(a)        3.75         8.25          7.12           3.52          7.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to

   average net assets                                .80(a)           .80          .80           .80            .84           .96

Ratio of net investment income

   to average net assets                            4.45(a)          4.28         4.44          4.64           4.69          4.91

Decrease reflected in above

  expense ratios due to

   undertakings by the Manager                      .15(a)           .14           .15           .16            .12            --

Portfolio Turnover Rate                           19.29(b)         33.08         42.40         45.29          47.48         29.78
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of

   period ($ x 1,000)                              332,588       366,526       365,481       357,530        365,148       359,199

A  ANNUALIZED.

B  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Intermediate Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income,
adjusted   for  amortization  of  premiums  and  original  issue  dis  The  Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

counts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available
cash    balances    left    on    deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1999, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions

with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the average value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken from June 1, 1999 to November 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .80 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $261,057 during the period ended November 30, 1999

(b) Under the Service Plan (the "Plan") adopted pursuant to rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the fund and for Servicing, at an annual rate of .25 of 1% of the value of the fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the fund' s shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the
costs    of    preparing,     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund's average daily net assets for any full fiscal year. During the period ended November 30, 1999, the fund was charged $436,918 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $59,620 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days of their issuance, including on redemptions through the use of the fund' s exchange privilege. During the period ended November 30, 1999, redemption fees retained by the fund amounted to $55.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1999, amounted to $66,073,583 and $86,024,372, respectively.

At November 30, 1999, accumulated net unrealized appreciation on investments was
$1,303,004,   consisting   of   $6,252,533  gross  unrealized  appreciation  and
$4,949,529 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus New York Tax Exempt Intermediate
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  705SA9911